                                       FORM 8-A

                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                HEALTHEON CORPORATION
                         ------------------------------------
                (Exact name of registrant as specified in its charter)

              DELAWARE                                   94-3236644
----------------------------------------   ------------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

                              4600 PATRICK HENRY DRIVE
                               SANTA CLARA, CA  95054
        -------------------------------------------------------------------
                (Address of principal executive offices)    (Zip Code)

         Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                Name of each exchange on which
          to be so registered                each class is to be registered
          -------------------                ------------------------------
                  None                                    None

     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check
this box.  [   ]

     If this Form relates to the registration of a class of debt securities and is to be effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.  [   ]

         Securities to be registered pursuant to Section 12(g) of the Act:

                           COMMON STOCK, $0.0001 PAR VALUE
                           --------------------------------
                                   (Title of class)


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Item 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          Incorporated by reference to the section entitled "Description of Capital Stock -- Common Stock" contained in Registrant's Registration Statement on Form S-1 filed on July 31, 1998 (file no. 333-60427) (the "S-1 Registration Statement"), as amended by Amendment No. 1 to the S-1 Registration Statement, filed on September 9, 1998, as amended by Amendment No. 2 to the S-1 Registration Statement, filed on September 15, 1998, as amended by Amendment No. 3 to the S-1 Registration Statement, filed on September 29, 1998 and as amended by Amendment
          No. 4 to the S-1 Registration Statement, filed on October 16, 1998.

Item 2.   EXHIBITS

          The following exhibits are filed as a part of this registration statement:

          3.1*      Amended and Restated Certificate of Incorporation of
                    Registrant.

          3.2* Amended and Restated Certificate of Incorporation of Registrant to be effective upon the closing of the initial public offering of Common Stock of the Company pursuant to the S-1 Registration Statement.

          3.3*      Bylaws of Registrant.

          3.4* Form of Bylaws of Registrant, to be effective upon the closing of the initial public offering of Common Stock of the Company pursuant to the S-1 Registration Statement.

          4.1**     Specimen Common Stock certificate.
______________________
* Incorporated by reference to the Exhibit of the same number to the S-1 Registration Statement of Registrant, File No. 333-60427, filed with the Securities and Exchange Commission on July 31, 1998.

**   Incorporated by reference to the Exhibit of the same number to the
Amendment No. 4 to the S-1 Registration Statement of Registrant, File No. 333-60427, filed with the Securities and Exchange Commission on October 16, 1998.
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                                      SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  October 16, 1998           HEALTHEON CORPORATION


                                   By: /s/ Jack Dennison
                                       --------------------------
                                       Jack Dennison
                                       General Counsel and Assistant Secretary


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                                     FORM 8-A

                               HEALTHEON CORPORATION

                                 INDEX TO EXHIBITS

Exhibits No.
------------

               The following exhibits are filed as a part of this registration statement:

               3.1* Amended and Restated Certificate of Incorporation of Registrant.

               3.2* Amended and Restated Certificate of Incorporation of Registrant to be effective upon the closing of the initial public offering of Common Stock of the Company pursuant to the S-1 Registration Statement.

               3.3*      Bylaws of Registrant.

               3.4* Form of Bylaws of Registrant, to be effective upon the closing of the initial public offering of Common Stock of the Company pursuant to the S-1 Registration Statement.

               4.1**     Specimen Common Stock certificate.

______________________
* Incorporated by reference to the Exhibit of the same number to the S-1 Registration Statement of Registrant, File No. 333-60427, filed with the Securities and Exchange Commission on July 31, 1998.

**   Incorporated by reference to the Exhibit of the same number to the
Amendment No. 4 to the S-1 Registration Statement of Registrant, File No. 333-60427, filed with the Securities and Exchange Commission on October 16, 1998.